UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 14, 2012

OM GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-12515	52-1736882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Public Square, 1500 Key Tower, Cleveland, Ohio 44114-1221
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(216) 781-0083

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On May 14, 2012, Carol Benton joined OM Group, Inc. (the “Company”) as Corporate Controller and Principal Accounting Officer of the Company. Ms. Benton, age 51, served as Vice President, Financial Planning & Analysis & Corporate Development of Chiquita Brands International, Inc. from 2011 to 2012. Previously, Ms. Benton served as Director of Financial Planning & Analysis, from 2008 to 2010, and as Director of Internal Audit, from 2006 to 2008, of Robbins & Myers, Inc. Ms. Benton also served in various financial capacities with Coca-Cola Enterprises from 1988 to 2005, including Vice President of Internal Audit and Great Britain Finance Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OM GROUP, INC.
(Registrant)

Date:	May 17, 2012	By:	/s/ Valerie Gentile Sachs
Name: Valerie Gentile Sachs Title: Vice President, General Counsel and Secretary